                                                                  EXHIBIT 99.01

                       FIRST USA CREDIT CARD MASTER TRUST
                       EXCESS SPREAD ANALYSIS - APRIL 2002

-------------------------------------------------------------------------------------------------------------------
Series                                                 1996-2    1996-4      1996-6       1996-8    1997-1   1997-2
Deal Size                                             $723MM    $602MM    $1,039MM       $482MM    $904MM   $602MM
Expected Maturity                                     6/10/03   8/10/06    11/10/03      1/10/04   2/17/04  5/17/04
-------------------------------------------------------------------------------------------------------------------
Yield                                                  16.61%    16.61%      16.61%       16.61%    16.61%   16.61%
Less:  Coupon                                           2.13%     2.17%       2.09%        2.07%     2.05%    2.07%
       Servicing Fee                                    1.50%     1.50%       1.50%        1.50%     1.50%    1.50%
       Net Credit Losses                                6.45%     6.45%       6.45%        6.45%     6.45%    6.45%
Excess Spread:
       April-02                                         6.52%     6.48%       6.57%        6.59%     6.61%    6.58%
       March-02                                         9.13%     9.08%       9.17%        9.19%     9.20%    9.17%
       February-02                                      6.64%     6.59%       6.68%        6.70%     6.72%    6.69%
Three Month Average Excess Spread                       7.43%     7.39%       7.47%        7.49%     7.51%    7.48%

Delinquency:
       30 to 59 Days                                    1.37%     1.37%       1.37%        1.37%     1.37%    1.37%
       60 to 89 Days                                    0.96%     0.96%       0.96%        0.96%     0.96%    0.96%
       90+ Days                                         1.92%     1.92%       1.92%        1.92%     1.92%    1.92%
       Total                                            4.25%     4.25%       4.25%        4.25%     4.25%    4.25%

Payment Rate                                           13.85%    13.85%      13.85%       13.85%    13.85%   13.85%

-------------------------------------------------------------------------------------------------------------------
Series                                                 1997-3    1997-4      1997-5   1997-6 (1)    1997-7   1997-8
Deal Size                                              $602MM    $602MM      $783MM     $1,566MM    $602MM   $939MM
Expected Maturity                                     6/17/02   6/17/07     8/17/04      7/17/02   9/17/04  9/17/07
-------------------------------------------------------------------------------------------------------------------
Yield                                                  16.61%    16.61%      16.61%       21.19%    16.61%   16.61%
Less:  Coupon                                           2.04%     2.16%       2.49%        6.50%     2.05%    2.11%
       Servicing Fee                                    1.50%     1.50%       1.50%        1.50%     1.50%    1.50%
       Net Credit Losses                                6.45%     6.45%       6.45%        6.45%     6.45%    6.45%
Excess Spread:
       April-02                                         6.61%     6.50%       6.17%        6.74%     6.61%    6.55%
       March-02                                         9.20%     9.08%       8.76%        9.27%     9.19%    9.14%
       February-02                                      6.72%     6.60%       6.28%        6.98%     6.71%    6.66%
Three Month Average Excess Spread                       7.51%     7.39%       7.07%        7.66%     7.50%    7.45%

Delinquency:
       30 to 59 Days                                    1.37%     1.37%       1.37%        1.37%     1.37%    1.37%
       60 to 89 Days                                    0.96%     0.96%       0.96%        0.96%     0.96%    0.96%
       90+ Days                                         1.92%     1.92%       1.92%        1.92%     1.92%    1.92%
       Total                                            4.25%     4.25%       4.25%        4.25%     4.25%    4.25%

Payment Rate                                           13.85%    13.85%      13.85%       13.85%    13.85%   13.85%

===================================================================================================================

/(1)/ Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                       FIRST USA CREDIT CARD MASTER TRUST
                       EXCESS SPREAD ANALYSIS - APRIL 2002

-------------------------------------------------------------------------------------------------------------------
Series                                                 1997-9    1998-1      1998-4       1998-5    1998-6   1998-8
Deal Size                                              $602MM    $843MM      $843MM       $783MM    $964MM   $602MM
Expected Maturity                                    10/17/04   5/18/03     7/18/05      8/18/03   8/18/08  9/18/05
-------------------------------------------------------------------------------------------------------------------
Yield                                                  16.61%    16.61%      16.61%       16.61%    16.61%   16.61%
Less:  Coupon                                           2.02%     2.39%       2.03%        2.01%     2.43%    2.10%
       Servicing Fee                                    1.50%     1.50%       1.50%        1.50%     1.50%    1.50%
       Net Credit Losses                                6.45%     6.45%       6.45%        6.45%     6.45%    6.45%
Excess Spread:
       April-02                                         6.63%     6.27%       6.62%        6.65%     6.22%    6.56%
       March-02                                         9.22%     8.86%       9.22%        9.23%     8.82%    9.14%
       February-02                                      6.74%     6.38%       6.74%        6.75%     6.34%    6.66%
Three Month Average Excess Spread                       7.53%     7.17%       7.53%        7.54%     7.13%    7.45%

Delinquency:
       30 to 59 Days                                    1.37%     1.37%       1.37%        1.37%     1.37%    1.37%
       60 to 89 Days                                    0.96%     0.96%       0.96%        0.96%     0.96%    0.96%
       90+ Days                                         1.92%     1.92%       1.92%        1.92%     1.92%    1.92%
       Total                                            4.25%     4.25%       4.25%        4.25%     4.25%    4.25%

Payment Rate                                           13.85%    13.85%      13.85%       13.85%    13.85%   13.85%

-------------------------------------------------------------------------------------------------------------------
Series                                                 1998-9    1999-1      1999-2       1999-3    1999-4   2001-1
Deal Size                                              $747MM  $1,205MM      $602MM       $833MM    $595MM   $893MM
Expected Maturity                                     1/20/04   2/19/04     2/21/06      4/19/04   5/20/02  1/19/06
-------------------------------------------------------------------------------------------------------------------

Yield                                                  16.61%    16.61%      16.61%       16.61%    16.61%   16.61%
Less:  Coupon                                           5.35%     2.45%       2.51%        2.45%     2.02%    2.11%
       Servicing Fee                                    1.50%     1.50%       1.50%        1.50%     1.50%    1.50%
       Net Credit Losses                                6.45%     6.45%       6.45%        6.45%     6.45%    6.45%
Excess Spread:
       April-02                                         3.30%     6.21%       6.15%        6.21%     6.64%    6.55%
       March-02                                         5.93%     8.80%       8.74%        8.80%     9.23%    9.13%
       February-02                                      3.40%     6.32%       6.26%        6.32%     6.75%    6.65%
Three Month Average Excess Spread                       4.21%     7.11%       7.05%        7.11%     7.54%    7.44%

Delinquency:
       30 to 59 Days                                    1.37%     1.37%       1.37%        1.37%     1.37%    1.37%
       60 to 89 Days                                    0.96%     0.96%       0.96%        0.96%     0.96%    0.96%
       90+ Days                                         1.92%     1.92%       1.92%        1.92%     1.92%    1.92%
       Total                                            4.25%     4.25%       4.25%        4.25%     4.25%    4.25%

Payment Rate                                           13.85%    13.85%      13.85%       13.85%    13.85%   13.85%

===================================================================================================================

                       FIRST USA CREDIT CARD MASTER TRUST
                       EXCESS SPREAD ANALYSIS - APRIL 2002


----------------------------------------------------------------------
Series                                        2001-2   2001-3   2001-4
Deal Size                                   $1,488MM   $750MM   $714MM
Expected Maturity                            3/19/04  3/20/06  8/10/06
----------------------------------------------------------------------

Yield                                         16.61%   16.61%   16.61%
Less:  Coupon                                  2.05%    2.11%    2.10%
       Servicing Fee                           1.50%    1.50%    1.50%
       Net Credit Losses                       6.45%    6.45%    6.45%
Excess Spread:
       April-02                                6.61%    6.55%    6.56%
       March-02                                9.20%    9.14%    9.17%
       February-02                             6.72%    6.66%    6.67%
Three Month Average Excess Spread              7.51%    7.45%    7.47%

Delinquency:
       30 to 59 Days                           1.37%    1.37%    1.37%
       60 to 89 Days                           0.96%    0.96%    0.96%
       90+ Days                                1.92%    1.92%    1.92%
       Total                                   4.25%    4.25%    4.25%

Payment Rate                                  13.85%   13.85%   13.85%
======================================================================